EXHIBIT 4.6

CLIFFORD
CHANCE






                   GRACECHURCH CARD PROGRAMME FUNDING LIMITED

                                as Issuing Entity



                             BARCLAYCARD FUNDING PLC

                              as MTN Issuing Entity


             THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH

                      as Note Trustee and Security Trustee



             THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH

                      as Principal Paying Agent, Custodian,

                          Agent Bank and Exchange Agent



                              THE BANK OF NEW YORK

                       as Registrar and U.S. Paying Agent



                                BARCLAYS BANK PLC

                as Swap Counterparty, Issuing Entity Account Bank

                    and Issuing Entity Bank Account Operator


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                                   SERIES [O]

                           NOTE TRUST DEED SUPPLEMENT

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                                    CONTENTS
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CLAUSE                                                                                              PAGE
1.     Interpretation..................................................................................2
2.     Provisions Supplemental To The Note Trust Deed..................................................7
3.     Amount, Form And Status Of The Notes............................................................8
4.     Issuing Entity's Undertaking And Covenant To Pay................................................9
5.     Creation Of Fixed Security......................................................................9
6.     Representations And Warranties.................................................................10
7.     Notice Of Security.............................................................................11
8.     Redemption And Release.........................................................................11
9.     Continuance Of Security........................................................................12
10.    Payments Prior To Enforcement..................................................................12
11.    Security Enforceable...........................................................................12
12.    Enforcement....................................................................................13
13.    Consent To Supplement And Variations...........................................................14
14.    Miscellaneous..................................................................................14
15.    Accession......................................................................................14
16.    Governing Law And Jurisdiction.................................................................15
17.    Delivery.......................................................................................15

SCHEDULE 1       SUPPLEMENT TO TERMS AND CONDITIONS OF THE NOTES......................................16

SCHEDULE 2       SUPPLEMENT TO CLAUSE 13 (APPLICATION OF MONEYS) OF THE NOTE TRUST DEED...............17

SCHEDULE 3       NOTICES..............................................................................26
       Part A Form Of Notice Of Assignment............................................................26
       Part B Form Of Acknowledgement.................................................................27
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THIS NOTE TRUST DEED SUPPLEMENT is made on [o]

BETWEEN:

(1) GRACECHURCH CARD PROGRAMME FUNDING LIMITED, a public limited liability company incorporated in Jersey, Channel Islands with company number 98638, whose registered office is located at 26 New Street, St. Helier, Jersey (the "ISSUING ENTITY");

(2) BARCLAYCARD FUNDING PLC, a public limited liability company incorporated in England with company number 2530163, whose registered office is located at 1 Churchill Place, London E14 5HP (the "MTN ISSUING ENTITY");

(3) THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH, as note trustee (the "NOTE TRUSTEE", which expression shall include such company and all other Persons for the time being acting as trustee or trustees under the Note Trust Deed) and security trustee ("the "SECURITY TRUSTEE", which expression shall include such company and all other Persons for the time being acting as trustee or trustees under the Security Trust Deed and MTN Cash Management Agreement);

(4) THE BANK OF NEW YORK, ACTING THROUGH ITS LONDON BRANCH, a New York banking corporation acting through its London Branch at One Canada Square, London E14 5AL as principal paying agent (the "PRINCIPAL PAYING AGENT"), custodian (the "CUSTODIAN"), agent bank (the "AGENT BANK") and exchange agent (the "EXCHANGE AGENT");

(5) THE BANK OF NEW YORK, a US national banking association acting through its New York office at 21st Floor West, 101 Barclay Street, New York, NY 10286, United States as registrar (the "REGISTRAR") and U.S. paying agent (the "U.S. PAYING AGENT"); and

(6) BARCLAYS BANK PLC, a public limited liability company incorporated in England with company number 1026167, whose registered office is located at 1 Churchill Place, London E14 5HP as swap counterparty under each of the Swap Agreements (the "SWAP COUNTERPARTY" and, in such respective capacities, the "CLASS A SWAP COUNTERPARTY", the "CLASS B SWAP COUNTERPARTY", the "CLASS C SWAP COUNTERPARTY" and the "CLASS D SWAP COUNTERPARTY"), account bank (the "ISSUING ENTITY ACCOUNT BANK") and bank account operator (the "ISSUING ENTITY BANK ACCOUNT OPERATOR").

INTRODUCTION:

(A) The Issuing Entity has established the Programme for the issuance of Notes pursuant to the terms of the Note Trust Deed.

(B) This Note Trust Deed Supplement is supplemental to the Note Trust Deed. The Principal Paying Agent, the Custodian, the Agent Bank, the Exchange Agent, the Registrar, the U.S. Paying Agent and the Swap Counterparty wish to accede to the Note Trust Deed pursuant to this Note Trust Deed Supplement.

(C) By virtue of Clause 2 (Amount and Issue of the Series of Notes) of the Note Trust Deed, the Issuing Entity is at liberty (subject as therein provided) to create and issue new Series

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        of Notes, each Series of Notes to be constituted by a Note Trust Deed
        Supplement to the Note Trust Deed upon such terms as the Issuing Entity may determine.

(D) The Issuing Entity has by resolution of its board of directors authorised the issue of the Series [o] Notes to be constituted and secured in accordance with this Note Trust Deed Supplement.

(E) The Principal Paying Agent, Custodian, Agent Bank, Exchange Agent, Registrar and U.S. Paying Agent have agreed to act as principal paying agent, custodian, agent bank, exchange agent, registrar and U.S. paying agent, respectively, in respect of the Series [o] Notes.

(F) The Note Trustee has agreed to act as trustee in relation to the Series [o] Notes upon and subject to the terms and conditions of this Note Trust Deed Supplement.

(G) The issue of the Series [o] Notes will not cause the Programme Limit to be exceeded.

(H) The Security Trustee, the MTN Issuing Entity and the Issuing Entity Account Bank are each party to this Note Trust Deed Supplement for the purpose of acknowledging the notice of assignment contained in Clause
        5.2 (Notice of assignment) of this Note Trust Deed Supplement.

THIS NOTE TRUST DEED SUPPLEMENT witnesses:

1.      INTERPRETATION

1.1     DEFINITIONS

        Unless otherwise defined in this Note Trust Deed Supplement or the context requires otherwise, words and expressions used in this Note Trust Deed Supplement have the meanings and constructions ascribed to them in (a) Schedule 1 (Master Definitions Schedule) of the Issuing Entity Master Framework Agreement dated [o] 2008, between, among others, the Issuing Entity and the Note Trustee, (b) the Note Trust Deed (c) the Terms and Conditions set out in Schedule 1 (Terms and Conditions of the Notes) to the Note Trust Deed (as amended and supplemented by Schedule 1 (Supplement to the Terms and Conditions of the Notes) (the "CONDITIONS") hereto and (d) the Trust Master Definitions Schedule. In the case of any inconsistency between the defined terms in each of the said documents, such definitions shall take precedence in the following order with respect to Series [o] only: this Note Trust Deed Supplement, the Conditions, the Note Trust Deed, the Master Definitions Schedule and the Trust Master Definitions Schedule.

1.2     INCORPORATION OF COMMON TERMS

        Except as provided below, the Common Terms apply to this Note Trust Deed Supplement, where applicable, and shall be binding on the parties to this Note Trust Deed Supplement and the Noteholders as if set out in full in this Note Trust Deed Supplement.

1.3     FURTHER ASSURANCE

        Paragraph 1 (Further Assurance) of the Common Terms applies to this Note Trust Deed Supplement as if set out in full herein, and as if the Issuing Entity was the Obligor (as defined therein) and the Note Trustee was the Obligee (as defined therein).


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1.4     LIMITED RECOURSE AND NON-PETITION

        Paragraphs 8 (Non-Petition and Limited Recourse) and 10 (Obligations as Corporate Obligations) of the Common Terms apply to this Note Trust Deed Supplement and shall be deemed set out in full herein.

1.5     CONFLICT WITH COMMON TERMS

        If there is any conflict between the provisions of the Common Terms and the provisions of this Note Trust Deed Supplement, the provisions of this Note Trust Deed Supplement shall prevail, save for where any provision of this Note Trust Deed Supplement relates to VAT, in which case the provisions of the Common Terms shall prevail.

1.6     COVENANTS

        The Issuing Entity covenants with the Note Trustee on the terms of the Issuing Entity Covenants.

1.7     ADDITIONAL DEFINITIONS

        In this Note Trust Deed Supplement:

        "ADDITIONAL FUNDS LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS A ADDITIONAL FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS A CREDIT SUPPORT ANNEX" means a 1995 ISDA Credit Support Annex (Bilateral Form - Transfer) to the Class A Swap Agreement entered into between the Issuing Entity and the Class A Swap Counterparty in support of the obligations of the Class A Swap Counterparty under the Class A Swap Agreement;

        "CLASS A DEFICIENCY AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS A MONTHLY FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS A MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS A NOTES" means the [currency][amount] Class A [Floating/Fixed] Rate Asset Backed Notes due [o];

        "CLASS A NOTES COUPON LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS A NOTES PRINCIPAL LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS A SWAP AGREEMENT" means an ISDA Master Agreement between the Issuing Entity and the Class A Swap Counterparty, including a schedule, credit support annex and one or more confirmations entered into pursuant thereto each of which relates to the Class A Notes of Series [o];


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        "CLASS B ADDITIONAL FINANCE AMOUNT" has the meaning given to it in the
        Series [o] Supplement;

        "CLASS B CREDIT SUPPORT ANNEX" means a 1995 ISDA Credit Support Annex (Bilateral Form - Transfer) to the Class B Swap Agreement entered into between the Issuing Entity and the Class B Swap Counterparty in support of the obligations of the Class B Swap Counterparty under the Class B Swap Agreement;

        "CLASS B DEFICIENCY AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS B MONTHLY FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS B MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS B NOTES" means the [currency][amount] Class B [Floating/Fixed] Rate Asset Backed Notes due [o];

        "CLASS B NOTES COUPON LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS B NOTES PRINCIPAL LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS B SWAP AGREEMENT" means an ISDA Master Agreement between the Issuing Entity and the Class B Swap Counterparty, including a schedule, credit support annex and one or more confirmations entered into pursuant thereto each of which relates to the Class B Notes of Series [o];

        "CLASS C ADDITIONAL FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS C CREDIT SUPPORT ANNEX" means a 1995 ISDA Credit Support Annex (Bilateral Form - Transfer) to the Class C Swap Agreement entered into between the Issuing Entity and the Class C Swap Counterparty in support of the obligations of the Class C Swap Counterparty under the Class C Swap Agreement;

        "CLASS C DEFICIENCY AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS C MONTHLY FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS C MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS C NOTES" means the [currency][amount] Class C [Floating/Fixed] Rate Asset Backed Notes due [o];

        "CLASS C NOTES COUPON LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;


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        "CLASS C NOTES PRINCIPAL LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS C SWAP AGREEMENT" means an ISDA Master Agreement between the Issuing Entity and the Class C Swap Counterparty, including a schedule, credit support annex and one or more confirmations entered into pursuant thereto each of which relates to the Class C Notes of Series [o];

        "CLASS D ADDITIONAL FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS D CREDIT SUPPORT ANNEX" means a 1995 ISDA Credit Support Annex (Bilateral Form - Transfer) to the Class D Swap Agreement entered into between the Issuing Entity and the Class D Swap Counterparty in support of the obligations of the Class D Swap Counterparty under the Class D Swap Agreement;

        "CLASS D DEFICIENCY AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS D MONTHLY FINANCE AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS D MONTHLY PRINCIPAL AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "CLASS D NOTES" means the [currency][amount] Class D [Floating/Fixed] Rate Asset Backed Notes due [o];

        "CLASS D NOTES COUPON LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS D NOTES PRINCIPAL LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "CLASS D SWAP AGREEMENT" means an ISDA Master Agreement between the Issuing Entity and the Class D Swap Counterparty, including a schedule, credit support annex and one or more confirmations entered into pursuant thereto each of which relates to the Class D Notes of Series [o];

        "CREDIT SUPPORT ANNEXES" means the Class A Credit Support Annex, the Class B Credit Support Annex, the Class C Credit Support Annex and the Class D Credit Support Annex and "CREDIT SUPPORT ANNEX" means any one of them;

        "FURTHER INTEREST" has the meaning given to it in the Supplement to the Security Trust Deed and MTN Cash Management Agreement;

        "ISSUE DATE" means, in respect of Series [o] only, [o];

        "ISSUING ENTITY COSTS LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;

        "ISSUING ENTITY PROFIT LEDGER" means the ledger so named with respect to the Series [o] Issuing Entity Distribution Account;


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        "MONTHLY PERIOD" means the period from and including the first day of a calendar month to and including the last day of the same calendar month;

        "SEC REGISTERED SUBSCRIPTION AGREEMENT" means, in respect of Series [o] only, the subscription agreement, dated on or about the date hereof, between [o], relating to the Series [o] Notes;

        "SERIES [O]" means the series of Notes constituted by the Note Trust Deed and this Note Trust Deed Supplement;

        "SERIES [O] CHARGED ACCOUNTS" means the Series [o] Issuing Entity Distribution Account and any bank or other account in which the Issuing Entity may at any time acquire a Benefit in relation to Series [o] and over which the Issuing Entity has created an Encumbrance in favour of the Note Trustee pursuant to the Note Trust Deed or this Note Trust Deed Supplement in respect of Series [o];

        "SERIES [O] DOCUMENTS" means the Series [o] MTN Supplement, each Swap Agreement, this Note Trust Deed Supplement, the Series [o] Pledge Agreement, the SEC Registered Subscription Agreement and any other documents in relation to Series [o] to which the Issuing Entity is a party;

        "SERIES [O] EXTRA AMOUNT" has the meaning given to it in the Series [o] Supplement;

        "SERIES [O] ISSUING ENTITY DISTRIBUTION ACCOUNT" means the account so named in relation to Series [o] opened pursuant to the Issuing Entity Account Bank Agreement and the relevant Mandate;

        "SERIES [O] MEDIUM TERM NOTE CERTIFICATE" means the Medium Term Note Certificate issued by the MTN Issuing Entity in relation to Series [o];

        "SERIES [O] MTN SUPPLEMENT" means the supplement dated on or about the date hereof to the Security Trust Deed and MTN Cash Management Agreement in relation to Series [o];

        "SERIES [O] NOTES" means the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes;

        "SERIES [O] PLEDGE AGREEMENT" means the pledge agreement, dated on or about the date hereof, between the Issuing Entity and the Note Trustee;

        "SERIES [O] SCHEDULED REDEMPTION DATE" means in respect of Series [o] the Interest Payment Date falling in [o];

        "SERIES [O] SECURED CREDITORS" means the Secured Creditors with respect to the Series [o] Secured Obligations;

        "SERIES [O] SECURED OBLIGATIONS" means all amounts due to the Secured Creditors in accordance with the Series [o] Documents (other than the SEC Registered Subscription Agreement) and any other amounts payable by the Issuing Entity under the Note Trust Deed which the Note Trustee determines in its sole discretion are referable or allocable to Series [o];


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        "SERIES [O] SECURED PROPERTY" means, with respect to Series [o], the property of the Issuing Entity from time to time subject, or expressed to be subject, to the Series [o] Security created pursuant to this Note Trust Deed Supplement and the Series [o] Pledge Agreement and any part of that property of the Issuing Entity subject to the security created pursuant to the Note Trust Deed to the extent it is not subject to a prior charge;

        "SERIES [O] SECURITY" means the security created or intended to be created, or which may at any time be intended to be created, in favour of the Note Trustee with respect to Series [o], by or pursuant to this Note Trust Deed Supplement and Clause 4 (Security) of the Note Trust Deed and the Series [o] Pledge Agreement;

        "SERIES [O] SECURITY DOCUMENTS" means, in relation to Series [o], the Note Trust Deed and this Note Trust Deed Supplement (including the Conditions) and the Series [o] Pledge Agreement;

        "SERIES [O] SUPPLEMENT" means the supplement dated on or about the date hereof to the declaration of trust and trust cash management agreement, dated 1 November 1999 as amended and restated on 23 November 1999, between Gracechurch Receivables Trustee Limited, the MTN Issuing Entity and Barclays Bank PLC in relation to Series [o];

        "SWAP AGREEMENTS" means the Class A Swap Agreement, the Class B Swap Agreement, the Class C Swap Agreement and the Class D Swap Agreement;

        "SWAP COLLATERAL ACCOUNT" means separate accounts opened by the Issuing Entity in relation to any collateral received from the Class A Swap Counterparty, Class B Swap Counterparty, the Class C Swap Counterparty or the Class D Swap Counterparty, as the case may be, pursuant to a Credit Support Annex;

        "SWAP TERMINATION AMOUNT" means any termination amount payable by either the Issuing Entity or a Swap Counterparty pursuant to the terms of a Swap Agreement; and

        "TRUST MASTER DEFINITIONS SCHEDULE" means the master definitions schedule, dated 23 November 1999 as amended and restated on 7 July 2000 and on 24 October 2002 between Gracechurch Receivables Trustee Limited, the MTN Issuing Entity and Barclays Bank PLC.

2.      PROVISIONS SUPPLEMENTAL TO THE NOTE TRUST DEED

        The Note Trust Deed shall be supplemented and varied in the manner and to the extent set out below (and shall from the Issue Date be read and construed for all purposes as so supplemented and varied) and the security trust in respect of Series [o] shall be constituted in accordance with the provisions of the Note Trust Deed as supplemented by this Note Trust Deed Supplement:

        (a) Clause 1 (Interpretation) of the Note Trust Deed shall be interpreted with respect to Series [o] in accordance with the interpretation provisions set out in Clause 1.1 (Definitions) of this Note Trust Deed Supplement and supplemented and varied with respect to Series [o] by the addition of the definitions set out in this Note Trust Deed Supplement;


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        (b)     the Conditions set out in Schedule 1 to the Note Trust Deed
                shall be supplemented or varied, as applicable, with respect to Series [o] as provided in Schedule 1 (Supplement to Terms and Conditions of the Notes); and

        (c) Clause 13 (Application of Moneys) of the Note Trust Deed shall be supplemented by the additional provisions set out in Schedule 2 (Supplement to Clause 13 (Application Of Moneys) of the Note Trust Deed), which shall be applicable to Series [o] only.


3.      AMOUNT, FORM AND STATUS OF THE NOTES

3.1     CONSTITUTION OF THE NOTES

        The Series [o] Notes are constituted by and issued in accordance with the Note Trust Deed and this Note Trust Deed Supplement in the aggregate sterling equivalent principal amount of (pound)[o]. Each of the Series [o] Notes shall be in registered form. The Authorised Denomination of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes is [currency][amount] and amounts in excess thereof which are an integral multiple of [currency][amount].

3.2     SECURITY FOR SERIES [O] NOTES

        The Series [o] Notes shall be secured by the Encumbrances set out in Clause 5 (Creation of Fixed Security) of this Note Trust Deed Supplement, Clause 4 (Security) of the Note Trust Deed and the Series [o] Pledge Agreement.

3.3     NOTE CERTIFICATES

        The Series [o] Notes will initially be represented by Global Note Certificates in the form contained (in the case of the Class A Notes) in
        Schedule 2 (Form of Class A SEC Registered Global Note Certificate) to the Note Trust Deed, (in the case of the Class B Notes) in Schedule 3 (Form of Class B SEC Registered Global Note Certificate) to the Note Trust Deed, (in the case of the Class C Notes) in Schedule 4 (Form of Class C SEC Registered Global Note Certificate) to the Note Trust Deed and (in the case of the Class D Notes) in Schedule 5 (Form of Class D SEC Registered Global Note Certificate) to the Note Trust Deed. Interests in the Global Note Certificates shall be exchangeable, in accordance with their terms for Individual Note Certificates in the form contained (in the case of the Class A Notes) in Schedule 6 (Form of Class A SEC Registered Individual Note Certificate) to the Note Trust Deed, (in the case of the Class B Notes) in Schedule 7 (Form of Class B SEC Registered Individual Note Certificate) to the Note Trust Deed, (in the case of the Class C Notes) in Schedule 8 (Form of Class C SEC Registered Individual Note Certificate) to the Note Trust Deed and (in the case of the Class D Notes) in Schedule 9 (Form of Class D SEC Registered Individual Note Certificate) to the Note Trust Deed.

3.4     PRINTING AND EXECUTION

        The Individual Note Certificates will be security printed in accordance with applicable legal and stock exchange requirements and will be endorsed with the Conditions. The Global Note Certificates and the Individual Note Certificates will be executed manually or in facsimile by or on behalf of the Issuing Entity and authenticated manually by or on behalf of the Registrar. Note Certificates so executed and authenticated will be binding and valid obligations of the Issuing Entity.



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3.5     NO DISPOSAL

        So long as any of the Series [o] Notes remains outstanding, the Issuing Entity shall not, save to the extent permitted or contemplated by the Series [o] Documents or with the prior written consent of the Note Trustee, sell or otherwise dispose of the Series [o] Secured Property or any interest therein or purport to do so or create or permit to exist any Encumbrance whatsoever upon or affecting any of the Series [o] Secured Property other than as contemplated by this Note Trust Deed Supplement and the Note Trust Deed.

3.6     DEPOSIT OF PROCEEDS OF NOTES

        In order for the issue and due authentication and delivery of the Series [o] Notes referred to in Clause 3.1 (Constitution of the Notes) to be effected, payments of subscription moneys for the Series [o] Notes shall be made in favour of the Issuing Entity or to its order in such account as specified or directed by the Issuing Entity for value on the Issue Date by the Relevant Series Dealers, being a sterling equivalent amount equal to (pound)[o].

3.7     EXERCISE OF RIGHTS

        For the purposes of the Note Trust Deed and this Note Trust Deed Supplement, all rights, obligations and duties of the Issuing Entity shall be exercised by or at the direction of the Issuing Entity prior to the service of an Enforcement Notice in respect of Series [o] and, after the service of an Enforcement Notice in respect of Series [o], shall be exercised by the Note Trustee.

4.      ISSUING ENTITY'S UNDERTAKING AND COVENANT TO PAY

4.1     COVENANT TO PAY

        The Issuing Entity undertakes to the Note Trustee (for its own account and as trustee for the other Series [o] Secured Creditors) that it shall duly, unconditionally and punctually pay and discharge to each of the Series [o] Secured Creditors when due all moneys and liabilities whatsoever constituting the Series [o] Secured Obligations.

4.2     DECLARATION OF TRUST

        The Note Trustee shall hold the benefit of the covenant in Clause 3.1 (Covenant to pay) of the Note Trust Deed and the other covenants of the Issuing Entity set out in the Note Trust Deed, as incorporated herein, on trust for itself and the holders of the Series [o] Notes according to their respective interests.

5.      CREATION OF FIXED SECURITY

5.1     SECURITY

        As continuing security for the payment or discharge of the Series [o] Secured Obligations, subject to Clause 8 (Redemption and Release), the Issuing Entity with full title guarantee, in favour of the Note Trustee as trustee for itself and on trust for the Series [o] Secured Creditors, hereby:

        5.1.1 assigns by way of first fixed security all the Issuing Entity's Benefit in the Series [o] Medium Term Note Certificate, to the extent not validly pledged under the Series [o] Pledge Agreement, and in and to any payments arising therefrom;


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        5.1.2   sub-charges by way of first fixed security all the Issuing
                Entity's Benefit in the security interest created in favour of the Security Trustee by the MTN Issuing Entity pursuant to the Series [o] MTN Supplement in respect of the Series [o] Medium Term Note Certificate;

        5.1.3 assigns by way of first fixed security all the Issuing Entity's Benefit in the Series [o] Issuing Entity Distribution Account or to the relevant ledger of any bank or other account in which the Issuing Entity may at any time in respect of Series [o] have any Benefit; and

        5.1.4 assigns by way of first fixed security the Issuing Entity's Benefit in each Series [o] Document (other than the Note Trust Deed, this Note Trust Deed Supplement and the Series [o] Pledge Agreement and, in respect of the Swap Agreements, subject to the application of the netting and set-off provisions contained therein) and sums received or recoverable thereunder, including without limitation all rights to receive payment of any amount which may become payable to the Issuing Entity thereunder (in respect of Series [o]) or payments received by the Issuing Entity thereunder (in respect of Series [o]) or rights to serve notices and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain other relief in respect thereto.

        For the purposes of perfection and in connection with the creation of the security interests pursuant hereto the Issuing Entity agrees to give all notices of assignment necessary to perfect the security interests (including, but not limited to, any which may from time to time be deemed necessary by the Note Trustee).

5.2     NOTICE OF ASSIGNMENT

        The Issuing Entity hereby gives irrevocable notice to each of the MTN Issuing Entity, the Security Trustee, the Account Bank and the Swap Counterparty of the assignment by way of security made by the Issuing Entity to the Note Trustee on trust (for itself and the other Series [o] Secured Creditors) under Clause 5.1 (Security), which notice the MTN Issuing Entity, the Security Trustee, the Account Bank and the Swap Counterparty each acknowledge by execution of this Note Trust Deed Supplement.

        For the avoidance of doubt, the execution of this Note Trust Deed Supplement by the Security Trustee, the Principal Paying Agent, the Custodian, the Agent Bank, the Exchange Agent, the Registrar, the U.S. Paying Agent, the Swap Counterparty and the Issuing Entity Bank Account Operator is not intended to modify, alter or change and shall not modify, alter or change the Issuing Entity's rights and obligations under any other documents to which it is a party.

6.      REPRESENTATIONS AND WARRANTIES

6.1     REPRESENTATIONS AND WARRANTIES

        The Issuing Entity represents and warrants to the Note Trustee and, in the case of Clause 6.1.3 below, to each of the Swap Counterparty and the Note Trustee, that:

        6.1.1 it has taken all necessary steps to enable it to create the Series [o] Security in respect of the Series [o] Secured Property in accordance with the Note Trust Deed, this Note Trust Deed Supplement and the Series [o] Pledge Agreement and has taken no action or steps which will or may prejudice its right, title and interest in, to and under the Series [o] Secured Property;

        6.1.2 the Note Trust Deed, this Note Trust Deed Supplement and the Series [o] Pledge Agreement creates the Series [o] Security it purports to create and such Series [o] Security is not liable to be avoided or otherwise set aside in the winding-up of the Issuing Entity; and

        6.1.3 it will keep any collateral received from the Class A Swap Counterparty, Class B Swap Counterparty, Class C Swap Counterparty or the Class D Swap Counterparty, as the case may be, pursuant to a Credit Support Annex in separate accounts and that it may only make payments or transfers utilising any moneys and securities held in a Swap Collateral Account if such payments and transfers are made in accordance with the terms of the relevant Credit Support Annex.

7.      NOTICE OF SECURITY

7.1     ISSUING ENTITY'S NOTICES

        The Issuing Entity shall, within seven days of the date hereof, give to each of the other parties (other than the Note Trustee, the MTN Issuing Entity, the Security Trustee, the Issuing Entity Account Bank and the Swap Counterparty) to the Series [o] Documents (other than the Note Trust Deed, this Note Trust Deed Supplement and the Series [o] Pledge Agreement), a Notice in the form of Part A (Form of Notice of Assignment) of Schedule 3 (Notices).

7.2     ACKNOWLEDGEMENTS OF NOTICES

        The Issuing Entity shall use all reasonable efforts to procure that each Transaction Party that receives a Notice in accordance with Clause 7.1 (Issuing Entity's Notices) acknowledges receipt of such notice in the form of Part B (Form of Acknowledgement) of Schedule 3 (Notices).

8.      REDEMPTION AND RELEASE

8.1     RELEASE ON PAYMENT OR DISCHARGE

        Upon proof being given to the satisfaction of the Note Trustee as to the irrevocable and unconditional payment or discharge of the Series [o] Secured Obligations, the Note Trustee will, at the request and cost of the Issuing Entity, release, discharge or reassign the Series [o] Secured Property to the Issuing Entity or any other person entitled thereto of whom the Note Trustee has notice.

8.2     NO AVOIDANCE

        No assurance, security or payment which is avoided under any enactment relating to bankruptcy or under Sections 238 to 245 or Section 423 of the Insolvency Act or any equivalent provision of common law and no release, settlement or discharge given or made by the Note Trustee in reliance on any such assurance, security or payment shall prejudice or affect the right of the Note Trustee to enforce the Series [o] Security to the full extent of the Series [o] Secured Obligations. The Issuing Entity agrees that, notwithstanding any such avoidance release, settlement or discharge, the Series [o] Security shall be deemed always to have been and to have remained held by the Note Trustee as and by way of security for the payment to or to the order of the Note Trustee of the Series [o] Secured Obligations.

8.3     FORM OF RELEASE

        The Series [o] Security shall be released only upon the execution by or on behalf of the Note Trustee of either an absolute and unconditional release by way of deed or a receipt, in each case relating to all (and not part only) of the Series [o] Secured Obligations.

9.      CONTINUANCE OF SECURITY

        The Series [o] Security and the covenants, undertakings and provisions contained in this Note Trust Deed Supplement and the Note Trust Deed shall remain in force as a continuing security to the Note Trustee, notwithstanding any intermediate payment or satisfaction of any part of the Series [o] Secured Obligations or any settlement of account or any other act, event or matter whatsoever, and shall secure the ultimate balance of the Series [o] Secured Obligations.

10.     PAYMENTS PRIOR TO ENFORCEMENT

        Notwithstanding the Series [o] Security, the Note Trustee acknowledges that, until delivery of an Enforcement Notice in relation to the Series [o] Security:

        (a) payments becoming due to the Issuing Entity under any of the Series [o] Documents, together with all other moneys payable to the Issuing Entity pursuant to any other documents or arrangements to which it is a party and which relate to Series [o], may be made to the Issuing Entity in accordance with the provisions of the relevant Series [o] Documents or (as the case may be) the documents or arrangements concerned to the extent they relate to Series [o];

        (b) the Issuing Entity may exercise its rights, powers and discretions and perform its obligations in relation to the Series [o] Secured Property and under the Series [o] Documents in accordance with the provisions of the Series [o] Documents or (as the case may be) such other documents or arrangements; and

        (c) amounts standing to the credit of the Series [o] Charged Accounts from time to time may be withdrawn therefrom by the Issuing Entity (or any authorised person on its behalf including the Issuing Entity Bank Account Operator) but only for application in accordance with the payments priorities contained in Schedule 2 (Supplement to Clause 13 (Application of Moneys) of the Note Trust Deed).

11.     SECURITY ENFORCEABLE

        The whole of the Series [o] Security shall become enforceable upon the Note Trustee giving an Enforcement Notice in respect of the Series [o] Security (or the Security in respect of all Series) pursuant to the terms of the Note Trust Deed and this Note Trust Deed Supplement.

12.     ENFORCEMENT

12.1    CONSEQUENCES OF ENFORCEABLE SECURITY

        From the date on which the Series [o] Security becomes enforceable in accordance with Clause 11 (Security Enforceable) above and subject to the provisions of the Conditions and the Note Trust Deed including, without limitation, Clause 12.2 (Enforcement Notice) of the Note Trust Deed and its rights at all times to be indemnified and/or secured to its satisfaction:

        12.1.1 the Note Trustee on behalf of the Series [o] Secured Creditors may enforce its rights in respect of the Series [o] Secured Property;

        12.1.2 if it has not already crystallised, the floating charge, created pursuant to the Clause 4.1.2 of the Note Trust Deed, shall crystallise;

        12.1.3 the Note Trustee may institute such proceedings against the Issuing Entity and take such action as it may think fit to enforce all or any part of the Series [o] Security;

        12.1.4 the Note Trustee shall hold upon trust and apply all moneys received by it under the Note Trust Deed and this Note Trust Deed Supplement in connection with the realisation of the Series [o] Secured Property or enforcement of the security interest in respect of Series [o] in accordance with the priority of payments upon enforcement as contained in Condition 3(b) (Security);

        12.1.5 amounts may be withdrawn from the Series [o] Charged Accounts and each and every Ledger thereto only by the Note Trustee and shall be applied only in accordance with the priority of payments upon enforcement as contained in Condition 3(b) (Security);

        12.1.6 the Note Trustee may appoint a Receiver in relation to the Series [o] Security in accordance with Clause 6 (Appointment and Removal of Administrator and Receiver) of the Note Trust Deed; and

        12.1.7 whether or not it has appointed a Receiver, the Note Trustee may exercise all or any of the powers, authorities and discretions:

                (a) conferred by the Series [o] Security Documents on any
                    Receiver;

                (b) conferred by the Law of Property Act 1925 (as varied or extended by the Series [o] Security Documents) on mortgagees; or

                (c) otherwise conferred by law on mortgagees or receivers.

12.2    RIGHT OF APPROPRIATION

        To the extent that any of the Series [o] Secured Property constitutes "financial collateral" and the Note Trust Deed, as supplemented by this Note Trust Deed Supplement, and the obligations of the Issuing Entity thereunder and hereunder constitute a "security financial collateral arrangement" (in each case as defined in, and for the purposes of, the Financial Collateral Arrangements (No. 2) Regulations 2003 (SI 2003 No.
        3226) (the "FINANCIAL COLLATERAL REGULATIONS") the Note Trustee shall have the right to appropriate all or any part of such financial collateral in or towards discharge of the Series [o] Secured Obligations. For this purpose, the parties agree that the value of such financial collateral so appropriated shall be (a) in the case of cash, the amount standing to the credit of the Series [o] Issuing Entity Distribution Account or to the relevant ledger of any bank or other account in which the Issuing Entity may at any time in respect of Series [o] have any Benefit, together with any accrued but unposted interest, at the time the right of appropriation is exercised; and (b) in the case of the Series [o] Medium Term Note Certificate, the market price of the Series [o] Medium Term Note Certificate determined by the Note Trustee by reference to a public index or by such other process as the Note Trustee may select, including independent valuation. In each case, the parties agree that the method of valuation provided for in this Note Trust Deed Supplement shall constitute a commercially reasonable method of valuation for the purposes of the Financial Collateral Regulations.

13.     CONSENT TO SUPPLEMENT AND VARIATIONS

        Each Series [o] Secured Creditor (other than the holders of the Series [o] Notes) consents and confirms, and the holders of the Series [o] Notes, by purchasing or subscribing for Series [o] Notes, acknowledge, that, subject to Clause 2.4 (Note Trust Deed Supplement) of the Note Trust Deed, the Note Trust Deed may be supplemented and varied from time to time in accordance with the terms of this Note Trust Deed Supplement or any other Note Trust Deed Supplement. In accordance with the Note Trust Deed as supplemented hereby, such supplement or variation may be made without the consent of the Series [o] Secured Creditors and the interests of any Series [o] Secured Creditors shall be subject to any supplement or variation so made.

14.     MISCELLANEOUS

        The Note Trust Deed shall, in relation to the Series [o] Notes, henceforth be read and construed as one document with this Note Trust Deed Supplement.

15.     ACCESSION

        Each of the Principal Paying Agent, the U.S. Paying Agent, the Custodian, the Agent Bank, the Exchange Agent, the Registrar, the Swap Counterparty and the Issuing Entity Bank Account Operator hereby agrees with each other person who is party to the Note Trust Deed that with effect on and from the date hereof it will be bound by the Note Trust Deed in respect of the Series [o] Notes as Principal Paying Agent, the U.S. Paying Agent, the Custodian, the Agent Bank, the Exchange Agent, the Registrar, the Swap Counterparty and the Issuing Entity Bank Account Operator, respectively, as if it had been originally party to the Note Trust Deed in that capacity.

        The address for notice of each of the Principal Paying Agent, the U.S. Paying Agent, the Custodian, the Agent Bank, the Exchange Agent, the Registrar, the Swap Counterparty and the Issuing Entity Bank Account Operator is that specified in the Issuing Entity Master Framework Agreement.

16.     GOVERNING LAW AND JURISDICTION

        This Note Trust Deed Supplement and all matters arising from or connected with it shall be governed by English law in accordance with paragraph 25 (Governing Law) of the Common Terms PROVIDED THAT if this Note Trust Deed Supplement is a "qualified" indenture for the purposes of the TIA, this Note Trust Deed Supplement shall be subject to the provisions of the TIA that are required to be part of this Note Trust Deed Supplement and shall, to the extent applicable, be governed by such provisions. Paragraph 26 (Jurisdiction) of the Common Terms applies to this Note Trust Deed Supplement as if set out in full in this Note Trust Deed Supplement.

17.     DELIVERY

        This Note Trust Deed Supplement is delivered as a deed on the date written at the start of this Note Trust Deed Supplement.

                                   SCHEDULE 1

                 SUPPLEMENT TO TERMS AND CONDITIONS OF THE NOTES


[Intentionally left blank]

                                   SCHEDULE 2


     SUPPLEMENT TO CLAUSE 13 (APPLICATION OF MONEYS) OF THE NOTE TRUST DEED



13.6    LEDGERS IN RESPECT OF SERIES [O]

        The following ledgers in respect of Series [o] have been created in the books of the Issuing Entity in relation to the Series [o] Issuing Entity Distribution Account, each a "LEDGER":

        13.6.1  the Class A Notes Coupon Ledger;

        13.6.2  the Class B Notes Coupon Ledger;

        13.6.3  the Class C Notes Coupon Ledger;

        13.6.4  the Class D Notes Coupon Ledger;

        13.6.5  the Class A Notes Principal Ledger;

        13.6.6  the Class B Notes Principal Ledger;

        13.6.7  the Class C Notes Principal Ledger;

        13.6.8  the Class D Notes Principal Ledger;

        13.6.9  the Issuing Entity Costs Ledger;

        13.6.10 the Issuing Entity Profit Ledger; and

        13.6.11 the Additional Funds Ledger.


13.7    USE OF LEDGERS IN RESPECT OF SERIES [O]

        13.7.1 The Class A Notes Coupon Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of interest payments (including Additional Interest and Deferred Interest, if any) due on the Class A Notes in the Series [o] Issuing Entity Distribution Account.

        13.7.2 The Class B Notes Coupon Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of interest payments (including Additional Interest and Deferred Interest, if any) due on the Class B Notes in the Series [o] Issuing Entity Distribution Account.

        13.7.3 The Class C Notes Coupon Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of interest payments (including Additional Interest and Deferred Interest, if any) due on the Class C Notes in the Series [o] Issuing Entity Distribution Account.

        13.7.4 The Class D Notes Coupon Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of interest payments (including Additional Interest and Deferred Interest, if any) due on the Class D Notes in the Series [o] Issuing Entity Distribution Account.

        13.7.5 The Class A Notes Principal Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of principal payments due on the Class A Notes in the Series [o] Issuing Entity Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuing Entity with respect to the Class A Swap Agreement.

        13.7.6 The Class B Notes Principal Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of principal payments due on the Class B Notes in the Series [o] Issuing Entity Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuing Entity with respect to the Class B Swap Agreement.

        13.7.7 The Class C Notes Principal Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of principal payments due on the Class C Notes in the Series [o] Issuing Entity Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuing Entity with respect to the Class C Swap Agreement.

        13.7.8 The Class D Notes Principal Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of principal payments due on the Class D Notes in the Series [o] Issuing Entity Distribution Account and shall also be credited or debited with any Swap Termination Amounts received or paid by the Issuing Entity with respect to the Class D Swap Agreement.

        13.7.9 The Issuing Entity Costs Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of the costs and expenses of the Issuing Entity in the Series [o] Issuing Entity Distribution Account.

        13.7.10 The Additional Funds Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of the Further Interest received under the Series [o] Medium Term Note Certificate in the Series [o] Issuing Entity Distribution Account.

        13.7.11 The Issuing Entity Profit Ledger shall reflect the amount of moneys from time to time held by the Issuing Entity in respect of the Series [o] Extra Amount in the Series [o] Issuing Entity Distribution Account.

        13.7.12 The Issuing Entity shall at all times maintain accurate records, or shall procure that accurate records are maintained, reflecting each transaction in each Ledger in respect of the Series [o] Issuing Entity Distribution Account.

        13.7.13 The Issuing Entity shall record all moneys received or payments made by it in respect of the Series [o] Notes, the Series [o] Medium Term Note Certificate and each Swap Agreement in the manner set out in this Note Trust Deed Supplement and shall cause each Ledger of the Series [o] Issuing Entity Distribution Account to be credited or debited with amounts corresponding to those records. If at any time the Issuing Entity is in any doubt as to which ledger or account a particular amount should be credited to or debited from, it shall consult with the Issuing Entity Bank Account Operator and the Issuing

                Entity Bank Account Operator shall be entitled to consult any person it deems appropriate in this regard.

        13.7.14 To the extent required, the Issuing Entity Bank Account Operator (and any other person so authorised by the Issuing Entity), shall be authorised to make transfers to and from the Series [o] Issuing Entity Distribution Account on the Issuing Entity's behalf in accordance with the terms of this Note Trust Deed Supplement.

13.8    PAYMENTS CREDITED TO LEDGERS IN RESPECT OF SERIES [O]

        13.8.1 On each Distribution Date, payments by the MTN Issuing Entity of interest amounts due and unpaid on the Series [o] Medium Term Note Certificate shall be allocated by the Issuing Entity Account Bank Operator (on behalf of the Issuing Entity) in accordance with the following instructions of the Issuing Entity for Series [o], which are irrevocable:

                (a) an amount relating to the sum of the Class A Monthly Finance Amount, the Class A Deficiency Amount and the Class A Additional Finance Amount shall be credited to the Class A Notes Coupon Ledger together with any Swap Termination Amounts received by the Issuing Entity pursuant to the Class A Swap Agreement;

                (b) an amount relating to the sum of the Class B Monthly Finance Amount, the Class B Deficiency Amount and the Class B Additional Finance Amount shall be credited to the Class B Notes Coupon Ledger together with any Swap Termination Amounts received by the Issuing Entity pursuant to the Class B Swap Agreement;

                (c) an amount relating to the sum of the Class C Monthly Finance Amount, the Class C Deficiency Amount and the Class C Additional Finance Amount shall be credited to the Class C Notes Coupon Ledger together with any Swap Termination Amounts received by the Issuing Entity pursuant to the Class C Swap Agreement;

                (d) an amount relating to the sum of the Class D Monthly Finance Amount, the Class D Deficiency Amount and the Class D Additional Finance Amount shall be credited to the Class D Notes Coupon Ledger together with any Swap Termination Amounts received by the Issuing Entity pursuant to the Class D Swap Agreement;

                (e) an amount relating to the costs and expenses of the Issuing Entity for the relevant Monthly Period, if any, shall be credited into the Issuing Entity Costs Ledger;

                (f) an amount equal to 1/2 of the Series [o] Extra Amount, if any, shall be credited into the Issuing Entity Profit Ledger; and

                (g) an amount relating to Further Interest paid in relation to the Series [o] Medium Term Note Certificate, if any, shall be credited into the Additional Funds Ledger.

        13.8.2 On each Interest Payment Date during an Amortisation Period, or on the relevant Series [o] Scheduled Redemption Date, payments by the MTN Issuing Entity of principal amounts due and unpaid on the Series [o] Medium Term Note Certificate shall be allocated by the Issuing Entity Account Bank Operator (on behalf of the Issuing Entity) in accordance with the following instructions of the Issuing Entity for Series [o], which are irrevocable:

                (a) an amount relating to the Class A Monthly Principal Amount, if any, shall be credited to the Class A Notes Principal Ledger;

                (b) an amount relating to the Class B Monthly Principal Amount, if any, shall be credited to the Class B Notes Principal Ledger;

                (c) an amount relating to the Class C Monthly Principal Amount, if any, shall be credited to the Class C Notes Principal Ledger; and

                (d) an amount relating to the Class D Monthly Principal Amount, if any, shall be credited to the Class D Notes Principal Ledger.

13.9    APPLICATION OF AMOUNTS PAYABLE ON DISTRIBUTION DATES

        13.9.1 Prior to the service of an Enforcement Notice, on each Distribution Date, the amounts (including revenue and principal) transferred by the MTN Issuing Entity (or the Issuing Entity Bank Account Operator on its behalf) on such Distribution Date, pursuant to the Series [o] MTN Supplement, to the Series [o] Issuing Entity Distribution Account together with any interest or investment proceeds earned on each Ledger (net of losses and investment expenses) and any amount received from any Swap Counterparty on or prior to such Distribution Date (and not previously utilised) but excluding any collateral posted by any Swap Counterparty pursuant to the terms of the Swap Agreements (which shall be returned to such Swap Counterparty in accordance with the relevant Swap Agreement) shall, subject to Clause 13.10 (Withholding tax), be applied by the Issuing Entity in the order of priority set out as follows:

                (a) from Further Interest received from the MTN Issuing Entity, the costs and expenses of the Issuing Entity (including, for the avoidance of doubt, those in relation to the Note Trustee and any corporate services provider) for the relevant Interest Period will be paid or reserved for within the Issuing Entity;

                (b) from funds which had been credited to the Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger and the Class D Notes Coupon Ledger, the costs and expenses of the Issuing Entity (including, for the avoidance of doubt, those in relation to the Note Trustee and any corporate services provider) to the extent not satisfied under the immediately preceding item for the relevant Interest Period will be paid or reserved for within the Issuing Entity pro rata and pari passu in accordance with the proportion that the Principal Amount Outstanding of each Class bears to the Principal Amount Outstanding of the Notes of this Series;

                (c) from funds which had been credited to the Class A Notes Coupon Ledger and the Class A Notes Principal Ledger:

                        (1) (if the Class A Notes are denominated in Sterling) the amount credited to the Class A Notes Coupon Ledger and the Class A Notes Principal Ledger after paying or reserving for the Class A Notes' proportionate share of the Issuing Entity's costs and expenses will be paid to the Class A Noteholders in accordance with the Conditions; or

                        (2) (if the Class A Notes are denominated in a currency other than Sterling) the lesser of (1) the amount credited to the Class A Notes Coupon Ledger and the Class A Notes Principal Ledger after paying or reserving for the Class A Notes' proportionate share of the Issuing Entity's costs and expenses and (2) the expenses and the amounts due and payable to the Class A Swap Counterparty under the Class A Swap Agreement for the relevant Interest Period (other than Swap Termination Amounts payable under item (k) below) will be paid to the Class A Swap Counterparty and, upon payment to the Issuing Entity by the Class A Swap Counterparty in exchange therefor, to the Class A Noteholders in accordance with the Conditions (or, to the extent that the Class A Swap Agreement has been terminated and not replaced, the lesser of (i) the spot equivalent in the currency of the Class A Notes of (1) above and (ii) the amount due under the Class A Notes will be paid to the Class A Noteholders in accordance with the Conditions);

                (d) from funds which had been credited to the Class B Notes Coupon Ledger and the Class B Notes Principal Ledger:

                        (1) (if the Class B Notes are denominated in Sterling) the amount credited to the Class B Notes Coupon Ledger and the Class B Notes Principal Ledger after paying or reserving for the Class B Notes' proportionate share of the Issuing Entity's costs will be paid to the Class B Noteholders in accordance with the Conditions; or

                        (2) (if the Class B Notes are denominated in a currency other than Sterling) the lesser of (1) the amount credited to the Class B Notes Coupon Ledger and the Class B Notes Principal Ledger after paying or reserving for the Class B Notes' proportionate share of the Issuing Entity's costs and (2) the expenses and the amounts due and payable to the Class B Swap Counterparty under the Class B Swap Agreement for the relevant Interest Period (other than Swap Termination Amounts payable under item (l) below) to the Class B Swap Counterparty and, upon payment to the Issuing Entity by the Class B Swap Counterparty in exchange therefor, to the Class B Noteholders in accordance with the Conditions (or, to the extent that the Class B Swap Agreement has been terminated and not replaced, the lesser of (i) the spot equivalent in the currency of the Class B Notes of (1) above and
                                (ii) the amount due under the Class B Notes to the Class B Noteholders in accordance with the Conditions);

                (e) from funds which had been credited to the Class C Notes Coupon Ledger and the Class C Notes Principal Ledger:

                        (1) (if the Class C Notes are denominated in Sterling) the amount credited to the Class C Notes Coupon Ledger and the Class C Notes Principal Ledger after paying or reserving for the Class C Notes' proportionate share of the Issuing Entity's costs will be paid to the Class C Noteholders in accordance with the Conditions; or

                        (2) (if the Class C Notes are denominated in a currency other than Sterling) the lesser of (1) the amount credited to the Class C Notes Coupon Ledger and the Class C Notes Principal Ledger after paying or reserving for the Class C Notes' proportionate share of the Issuing Entity's costs and (2) the expenses and the amounts due and payable to the Class C Swap Counterparty under the Class C Swap Agreement for the relevant Interest Period (other than Swap Termination Amounts payable under item (m) below) to the Class C Swap Counterparty and, upon payment to the Issuing Entity by the Class C Swap Counterparty in exchange therefor, to the Class C Noteholders in accordance with the Conditions (or, to the extent that the Class C Swap Agreement has been terminated and not replaced, the lesser of (i) the spot equivalent in the currency of the Class C Notes of (1) above and (ii) the amount due under the Class C Notes to the Class C Noteholders in accordance with the Conditions);

                (f) from funds which had been credited to the Class D Notes Coupon Ledger and the Class D Notes Principal Ledger:

                        (1) (if the Class D Notes are denominated in Sterling) the amount credited to the Class D Notes Coupon Ledger and the Class D Notes Principal Ledger after paying or reserving for the Class D Notes' proportionate share of the Issuing Entity's costs will be paid to the Class D Noteholders in accordance with the Conditions; or

                        (2) (if the Class D Notes are denominated in a currency other than Sterling) the lesser of (1) the amount credited to the Class D Notes Coupon Ledger and the Class D Notes Principal Ledger after paying or reserving for the Class D Notes' proportionate share of the Issuing Entity's costs and (2) the expenses and the amounts due and payable to the Class D Swap Counterparty under the Class D Swap Agreement for the relevant Interest Period (other than Swap Termination Amounts payable under item (n) below) to the Class D Swap Counterparty and, upon payment to the Issuing Entity by the Class D Swap Counterparty in exchange therefor, to the Class D Noteholders in accordance with the Conditions (or, to the extent that the Class D Swap Agreement has been terminated and not replaced, the lesser of (i) the spot equivalent in the currency of the Class D Notes of (1) above and (ii) the amount due under the Class D Notes to the Class D Noteholders in accordance with the Conditions);

                (g) from funds which had been credited to the Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger and the Class D Notes Coupon Ledger, the lesser of the remaining amount on deposit in the Series [o] Issuing Entity Distribution Account and an amount equal to 1/2 of the Series [o] Extra Amount, will be paid to the Issuing Entity;

                (h) from funds which had been credited to the Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger, the Class D Notes Coupon Ledger and the Additional Funds Ledger, any amounts due from or required to be provided for by the Issuing Entity to meet its liabilities to any taxation authority, will be paid to the Issuing Entity;

                (i) from funds which had been credited to the Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger, the Class D Notes Coupon Ledger and the Additional Funds Ledger, any amounts due to third parties (other than amounts payable under items
                        (k), (l) and (m) below) under obligations incurred in the course of the Issuing Entity's business will be paid to the Issuing Entity;

                (j) from funds which had been credited to the Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger, the Class D Notes Coupon Ledger and the Additional Funds Ledger, the amount needed to cover any shortfall with respect to the Notes caused by the imposition of withholding taxes on payments made under the Series [o] Medium Term Note Certificate or a Swap Agreement;

                (k) funds which had been credited to the Class A Notes Coupon Ledger and the Class A Notes Principal Ledger, the amount equal to any Swap Termination Amount due and payable to the Class A Swap Counterparty pursuant to the Class A Swap Agreement where the Class A Swap Agreement has been terminated as a result of a Swap Counterparty Swap Event of Default, to be paid to the Class A Swap Counterparty pursuant to the Class A Swap Agreement;

                (l) funds which had been credited to the Class B Notes Coupon Ledger and the Class B Notes Principal Ledger, the amount equal to any Swap Termination Amount due and payable to the Class B Swap Counterparty pursuant to the Class B Swap Agreement where the Class B Swap Agreement has been terminated as a result of a d Swap Counterparty Swap Event of Default, to be paid to the Class B Swap Counterparty pursuant to the Class B Swap Agreement;

                (m) funds which had been credited to the Class C Notes Coupon Ledger and the Class C Notes Principal Ledger, the amount equal to any Swap Termination Amount due and payable to the Class C Swap Counterparty pursuant to the Class C Swap Agreement where the Class C Swap Agreement has been terminated as a result of a Swap Counterparty Swap Event of Default, to be paid to the Class C Swap Counterparty pursuant to the Class C Swap Agreement;

                (n) funds which had been credited to the Class D Notes Coupon Ledger and the Class D Notes Principal Ledger, the amount equal to any Swap Termination Amount due and payable to the Class D Swap Counterparty pursuant to the Class D Swap Agreement where the Class D Swap Agreement has been terminated as a result of a Swap Counterparty Swap Event of Default, to be paid to the Class D Swap Counterparty pursuant to the Class D Swap Agreement; and

                (o) any amounts remaining and which had been credited to the Additional Funds Ledger, Class A Notes Coupon Ledger, the Class B Notes Coupon Ledger, the Class C Notes Coupon Ledger and the Class D Notes Coupon Ledger will constitute the Deferred Subscription Price Amount and will be paid to the MTN Issuing Entity,

                PROVIDED THAT where the full amount of any payment described above cannot be made due to insufficiency in the funds credited to any relevant Ledger of the Series [o] Issuing Entity Distribution Account, such deficiency in payment of such Ledger shall be deferred to the next and succeeding Distribution Date.

        13.9.2 All amounts paid from each Ledger pursuant to the priority of payments specified in Clause 13.9.1 shall be debited accordingly from each such Ledger.

13.10   WITHHOLDING TAX

        If any withholding or deduction for any taxes, duties, assessments or government charges is imposed, levied, collected, withheld or assessed on payments of principal or interest on any Series [o] Note by any jurisdiction or any political subdivision or authority in or of any jurisdiction having power to tax the Issuing Entity or relevant Paying Agent (as the case may be) shall make the relevant payment subject to such withholding or deduction and the amount paid to the relevant Noteholder will be reduced accordingly and neither the Issuing Entity, nor the Note Trustee, will be required to make any additional payments to the holders of the Series [o] Notes affected for that withholding or deduction. The shortfall in the amount paid to the relevant Noteholder as a result of such withholding or deduction will not be treated as Deferred Interest and, accordingly, will not bear Additional Interest.

13.11 ADDITIONAL PROVISION RELATING TO POST ENFORCEMENT PAYMENTS Notwithstanding the security rights created in respect of Series [o] by this Note Trust Deed Supplement or the Note Trust Deed, the Note Trustee, each of the Series [o] Secured Creditors (other than the holders of the Series [o] Notes) and the Issuing Entity hereby agrees, and the holders of the Series [o] Notes, by purchasing or subscribing for Series [o] Notes, acknowledge, that any moneys whatsoever recovered by each of them or on their behalf whether by the Note Trustee or otherwise after the giving of an Enforcement Notice in relation to Series [o], shall be held on trust by them and forthwith paid to the Note Trustee (and pending such payment shall be held on trust for the Note Trustee) for application in accordance with the provisions of, and, where applicable, the order of priorities set out in Condition 3(b) (Security).

                                   SCHEDULE 3

                                     NOTICES


                                     PART A

                          FORM OF NOTICE OF ASSIGNMENT


From:   Gracechurch Card Programme Funding Limited (as Issuing Entity)


To: [Name of each party (other than the Issuing Entity, the Note Trustee, MTN Issuing Entity, the Security Trustee and the Issuing Entity Account
        Bank) to the Series [o] Documents (other than the Note Trust Deed, this Note Trust Deed Supplement and the Series [o] Pledge Agreement)]


[date]


Dear Sirs


GRACECHURCH CARD PROGRAMME FUNDING LIMITED


We hereby give you notice that, by a Note Trust Deed Supplement dated [o] and made between, among others, Gracechurch Card Programme Funding Limited (the "ISSUING ENTITY") and The Bank of New York, London Branch (the "NOTE TRUSTEE") (the "NOTE TRUST DEED SUPPLEMENT"), the Issuing Entity assigned to the Note Trustee by way of security the Issuing Entity's Benefit in the Series [o] Documents.

Subject to any other instructions given to any of you by the Note Trustee, you are instructed to deal with the Issuing Entity in relation to the Series [o] Documents as if the assignment referred to in the preceding paragraph had not taken place, save that you are not authorised to recognise the exercise by the Issuing Entity of any right to vary or terminate the Series [o] Documents unless the prior written consent of the Note Trustee to such exercise has been obtained.

This notice is irrevocable. Please acknowledge receipt of this notice to the Note Trustee on the enclosed acknowledgement of assignment. Words and expressions used in this Notice shall have the meanings assigned to them in either Schedule 1 (Master Definitions Schedule) of the Issuing Entity Master Framework Agreement, dated [o], between, among others, the Issuing Entity and the Note Trustee or the Note Trust Deed Supplement.

This notice shall be governed by and construed in accordance with English law.


Yours faithfully



...........................................
for and on behalf of
GRACECHURCH CARD PROGRAMME FUNDING LIMITED

                                     PART B

                             FORM OF ACKNOWLEDGEMENT



From:   [Name of relevant party to Series [o] Document]

To:     Gracechurch Card Programme Funding Limited (as Issuing Entity)



[date]


Dear Sirs


GRACECHURCH CARD PROGRAMME FUNDING LIMITED


We hereby acknowledge receipt of the Notice of Assignment dated [o] (the "NOTICE") relating to the Note Trust Deed Supplement dated [o] (the "NOTE TRUST DEED SUPPLEMENT"). We further acknowledge that the assignment is effective to confer on the Note Trustee the Benefit of the Series [o] Documents made between, among others, the Issuing Entity and us.

We confirm that as at the date of this acknowledgement of assignment we have not received from any other person any notice of assignment or charge of, or of any interest in, the Series [o] Documents.

We confirm that we accept the authorisation and instructions contained in the Notice and we undertake to act in accordance with and to comply with the terms of this Notice.

We agree not to recognise the exercise by the Issuing Entity of any right to vary or terminate the Series [o] Documents without the Note Trustee's written consent and to give the Note Trustee notice forthwith of any attempt by the Issuing Entity to do so. We further agree not to amend or modify the Series [o] Documents without the Note Trustee's prior written approval.

Words and expressions used in this Notice shall have the meanings assigned to them in either Schedule 1 (Master Definitions Schedule) of the Issuing Entity Master Framework Agreement, dated [o], between, among others, the Issuing Entity and the Note Trustee or the Note Trust Deed Supplement.

This acknowledgement shall be governed by and construed in accordance with English law.


Yours faithfully



................................................
for and on behalf of
[NAME OF RELEVANT PARTY TO SERIES [O] DOCUMENT]

EXECUTED by the parties as a deed

Issuing Entity
Executed as a deed by                         )
GRACECHURCH CARD FUNDING                      )
PROGRAMME LIMITED                             )
acting by a duly authorised signatory         )



MTN Issuing Entity
Executed as a deed by                         )
BARCLAYCARD FUNDING PLC                       )
acting through two directors or               )
a director and the secretary                  )



Note Trustee and Security Trustee
Executed as a deed                            )
for and on behalf of                          )
THE BANK OF NEW YORK                          )
by                                            )

                                                ------------------------------
                                                      Authorised Signatory

Principal Paying Agent, Custodian, Agent Bank and Exchange Agent
Executed as a deed                            )
for and on behalf of                          )
THE BANK OF NEW YORK                          )
by                                            )

                                                 ------------------------------
                                                      Authorised Signatory

Registrar, U.S. Paying Agent
Executed as a deed                            )
for and on behalf of                          )
THE BANK OF NEW YORK                          )
by                                            )

                                                 ------------------------------
                                                      Authorised Signatory

Class A Swap Counterparty, Class B Swap Counterparty, Class C Swap Counterparty and Class D Swap Counterparty
Executed as a deed                            )
for and on behalf of                          )
BARCLAYS BANK PLC                             )
by a duly authorised attorney                 )

In the presence of:

Signature:

Print name:

Address:

Occupation:



Issuing Entity Account Bank and Issuing Entity Bank Account Operator
Executed as a deed                            )
for and on behalf of                          )
BARCLAYS BANK PLC                             )
by a duly authorised attorney                 )

In the presence of:

Signature:

Print name:

Address:

Occupation: